                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) February 7, 1997
                                                      ----------------


                           SEARCH CAPITAL GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-9539                   41-1356819
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

       700 N. PEARL STREET
        SUITE 400
       DALLAS, TEXAS                                         75201-7490
--------------------------                                   ----------
 (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code  (214) 965-6000
                                                         --------------



                                NOT APPLICABLE
                ------------------------------------------------------------
                (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

         On February 7, 1997, Registrant entered into an Agreement and Plan of Merger dated as of February 7, 1997 (the Merger Agreement") with MS Financial, Inc. ("MS") pursuant to which a wholly-owned subsidiary of Registrant will merge into MS (the "Merger"), resulting in MS becoming a wholly-owned subsidiary of Registrant. Pursuant to the Merger, each outstanding share of common stock of MS will be converted at the effective time of the Merger into the right to receive a fraction (the "Exchange Ratio") of a share of common stock of Registrant determined by reference to the average price per share of the common stock of Registrant for the 10 day-trading period ending on the fifth business day prior to the special meeting of stockholders of MS at which the Merger Agreement will be considered for adoption (the "Average Trading Price"). The Exchange Ratio will equal $2.00 (the "Per Share Amount") divided by the Average Trading Price, subject to a maximum of .46 and a minimum of .34. The Per Share Amount and the maximum and minimum Exchange Ratios are subject to adjustment in certain circumstances.

         The Merger is subject to customary conditions, including the receipt of regulatory approval and the finalization of acceptable arrangements with MS' lenders. The Merger is expected to be submitted to stockholders for approval in April. Approval of the Merger by MS' stockholders requires the affirmative vote of a majority of the outstanding shares of common stock of MS. Pursuant to a Stockholders Agreement dated as of February 7, 1997 (the "Stockholders Agreement"), MS' principal stockholders, which together own approximately 77% of MS' outstanding common stock, have agreed to vote their shares in favor of the Merger.

         The Merger Agreement and the Stockholders Agreement are filed herewith as Exhibits 2.1 and 2.2, respectively. Reference is hereby made to those Exhibits for a more complete description of the provisions of those agreements referred to herein, and each such reference herein is qualified in its entirety by the reference to such Exhibits. The press release issued by Registrant and MS with respect to the transactions described herein is filed herewith as
Exhibit 99.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)     EXHIBITS.

Exhibit No.    Description

  2.1 Agreement and Plan of Merger dated as of February 7, 1997 by and among Search Capital
             Group, Inc., Search Capital Acquisition Corp.
             and MS Financial, Inc. (A copy of  the
             Schedules to the Agreement and Plan of Merger will be furnished to the Commission supplementally upon request)

  2.2        Stockholders Agreement dated  as of February
             7, 1997 by and among  Search Capital Group,
             Inc., MS Diversified  Corporation, MS
             Financial  Services, Inc. and Golder Thoma
             Cressy Rauner Fund IV, L.P. (A copy of the
             Exhibits  and Schedule to the Stockholders
             Agreement will be furnished to the Commission supplementally upon request)

  99         Press Release dated February 7, 1997

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEARCH CAPITAL GROUP, INC.



                                      By:              /s/ Ellis A. Regenbogen
                                             ----------------------------------
                                             Ellis A. Regenbogen
                                             Executive Vice President

Dated:   February 11, 1997

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

  2.1 Agreement and Plan of Merger dated as of February 7, 1997 by and among Search Capital Group, Inc., Search Capital Acquisition Corp. and MS Financial, Inc. (A copy of the Schedules to the Agreement and Plan of Merger will be furnished to the Commission supplementally upon request)

  2.2 Stockholders Agreement dated as of February 7, 1997 by and among Search Capital Group, Inc., MS Diversified Corporation, MS Financial Services, Inc. and Golder Thoma Cressy Rauner Fund
             IV, L.P.  (A  copy  of the  Exhibits  and Schedule    to the
             Stockholders Agreement will be furnished to the Commission supplementally upon request)

  99         Press Release dated February 7, 1997